UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The NASDAQ OMX Group, Inc.

(Name of Registrant as Specified In its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 7, 2014.

THE NASDAQ OMX GROUP, INC.

Meeting Information

Meeting Type:

Annual Meeting

For holders as of:

March 17, 2014

Date: May 7, 2014

Time: 4:00 PM CEST / 10:00 AM EDT

Location:

NASDAQ OMX

Tullvaktsvägen 15

115 56 Stockholm Sweden

Live Videoconference: NASDAQ MarketSite

Four Times Square

New York, New York 10036

You are receiving this communication because you hold

shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of

the more complete proxy materials that are available to you

on the Internet. You may view the proxy materials online at

www.proxyvote.com, scan the QR Barcode on the reverse side,

or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

See the reverse side of this notice to obtain

proxy materials and voting instructions.

THE NASDAQ OMX GROUP, INC. ONE LIBERTY PLAZA

49TH FLOOR

NEW YORK, NY 10006 ATTN: EDWARD DITMIRE

M69453-P45970

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

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How To Vote

Please Choose One of the Following Voting Methods

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Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Shareholder Meeting Registration: To vote and/or attend the meeting, go to the “shareholder meeting registration” link at www.proxyvote.com.

M69454-P45970

Voting Items

The Board of Directors recommends you vote FOR

the following:

1. Election of Directors

Nominees

1a. Charlene T. Begley

1b. Steven D. Black

1c. Börje E. Ekholm

1d. Robert Greifeld

1e. Glenn H. Hutchins

1f. Essa Kazim

1g. John D. Markese

1h. Ellyn A. McColgan

1i. Thomas F. O’Neill

1j. Michael R. Splinter

1k. Lars R. Wedenborn

The Board of Directors recommends you vote FOR

proposals 2, 3, 4 and 5.

2. To ratify the appointment of Ernst & Young LLP as NASDAQ OMX’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

3. To approve the company’s executive compensation on an advisory basis.

4. To approve the NASDAQ OMX Equity Incentive Plan, as amended and restated.

5. To approve an amendment of NASDAQ OMX’s Amended and Restated Certificate of Incorporation to conform a provision to an analogous provision in NASDAQ OMX’s By-Laws.

NOTE: To transact such other business as may properly

come before the annual meeting or any adjournment or

postponement of the meeting.

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